Exhibit 99.2

Microsoft

Activision | Blizzard

January 18, 2022

Brett Iversen

GM of Investor Relations, Microsoft

Presenters today



Satya Nadella
Chairman & CEO
Microsoft



Bobby Kotick
CEO
Activision Blizzard



Amy Hood
EVP & CFO
Microsoft



Phil Spencer
CEO, Microsoft Gaming
Microsoft

Forward-Looking Statements

This presentation contains certain forward-looking statements within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995 with respect to the proposed transaction and business combination between Microsoft Corporation ("Microsoft") and Activision Blizzard, Inc. ("Activision Blizzard"), including statements regarding the benefits of the transaction, the anticipated timing of the transaction and the products and markets of each company. These forward-looking statements generally are identified by the words "believe," "project," "predicts," "budget," "forecast," "continue," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "could," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions (or the negative versions of such words or expressions). Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect Activision Blizzard's business and the price of the common stock of Activision Blizzard, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of Activision Blizzard and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Activision Blizzard's business relationships, operating results, and business generally, (v) risks that the proposed transaction disrupts current plans and operations of Activision Blizzard or Microsoft and potential difficulties in Activision Blizzard employee retention as a result of the transaction, (vi) risks related to diverting management's attention from Activision Blizzard's ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us or against Activision Blizzard related to the merger agreement or the transaction, (viii) the ability of Microsoft to successfully integrate Activision Blizzard's operations, product lines, and technology, the impact of the COVID-19 pandemic on Activision Blizzard's business and general economic conditions, (ix) restrictions during the pendency of the proposed transaction that may impact Activision Blizzard's ability to pursue certain business opportunities or strategic transactions and (x) the ability of Microsoft to implement its plans, forecasts, and other expectations with respect to Activision Blizzard's business after the completion of the proposed merger and realize additional opportunities for growth and innovation. In addition, please refer to the documents that Microsoft and Activision Blizzard file with the Securities and Exchange Commission (the "SEC") on Forms 10-K, 10-Q and 8-K. These filings identify and address other important risks and uncertainties that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this presentation. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Microsoft and Activision Blizzard assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Proxy Statement and the documents on Forms 10-K, 10-Q and 8-K to be filed with the U.S. Securities and Exchange Commission by Activision Blizzard and Microsoft in connection with the proposed transaction. These filings identify and address other important risks and uncertainties that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this presentation. While the list of factors presented here is, and the list of factors presented in the Proxy Statement and the documents on Forms 10-K, 10-Q and 8-K are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Microsoft's and Activision Blizzard's financial condition, results of operations, or liquidity. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Microsoft and Activision Blizzard assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Information and Where to Find It

In connection with the transaction, Activision Blizzard will file relevant materials with the SEC, including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Activision Blizzard will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF ACTIVISION BLIZZARD ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ACTIVISION BLIZZARD WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ACTIVISION BLIZZARD AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Activision Blizzard with the SEC, may be obtained free of charge at the SEC's website (http://www.sec.gov) or at Activision Blizzard's website (https://investor.Activision.com) or by writing to Activision Blizzard, Investor Relations, 3100 Ocean Park Boulevard, Santa Monica, California, 90405.

Activision Blizzard and certain of its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Activision Blizzard's stockholders with respect to the transaction. Information about Activision Blizzard's directors and executive officers and their ownership of Activision Blizzard's common stock is set forth in Activision Blizzard's proxy statement on Schedule 14A filed with the SEC on April 30, 2021 as amended on May 3, 2021. To the extent that holdings of Activision Blizzard's securities have changed since the amounts printed in Activision Blizzard's proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Satya Nadella

Chairman & CEO, Microsoft

Microsoft

Empower every person and every organization on the planet to achieve more

Microsoft + Activision Blizzard

Empower every person and
every organization
on the planet to achieve more

Connecting and engaging
the world through
epic entertainment

The gaming world


3B
players
4B
internet
users
8B
people

Microsoft + ACTIVISION | BLIZZARD



Content



Community



Cloud

Microsoft + Activision Blizzard

Legendary games

Billion-dollar franchises

Content



Community



Cloud

Microsoft + ACTIVISION | BLIZZARD



Content

Nearly 400M
Activision Blizzard
monthly active players

25M+ Game Pass
subscribers

Community



Cloud

Microsoft + ACTIVISION | BLIZZARD



Content



Community

Millions of Xbox Cloud Gaming users

26 countries

Cloud

Our culture


PEOPLE
CONSTANT FEEDBACK
BUSINESS

Microsoft + Activision® | Blizzard®

Bobby Kotick

CEO, Activision Blizzard

Connecting and engaging the world through epic entertainment

ACTIVISION | BLIZZARD

10,000 talented employees serving nearly 400M MAUs worldwide

Premier fully-owned IP and innovation pipeline

Diversified across platforms, geographies and business models

Strong long-term track record of shareholder value creation

CALL OF DUTY

Candy Crush

WORLD OF WARCRAFT

DIABLO

OVERWATCH

Phil Spencer

CEO, Microsoft Gaming


XBOX
Bring the joy and community of gaming to everyone on the planet.
We aspire to empower everyone to play the games they want, with the people they want, anywhere they want.

ACTIVISION | BLIZZARD


STARCRAFT
OVERWATCH
DIABLO
CALL OF DUTY
WORLD OF WARCRAFT
Candy Crush
TONY HAWK'S PRO SKATER 1+2
CRASH BANDICOOT


Game anytime / Anywhere / With anyone
Play anywhere via the cloud
Play on PC and customize your experience
You are the center of gaming
ONE X
SERIES X
The most powerful, fastest, Xbox ever built
ONE S
SERIES S
Next gen performance at an affordable price
GAME PASS
ULTIMATE
Play over 100 games with your friends, including all Xbox Game Studios games on day one, and enjoy exclusive member perks


ACTIVISION
BLIZZARD
STARCRAFT
OVERWATCH
DIABLO
CALL OF DUTY
WORLD OF WARCRAFT
Candy Crush
TONY HAWK'S PRO SKATER 1+2
CRASH BANDICOOT
Wolfenstein
FORZA
DOOM
Sea of Thieves
PREY
HELLBLADE
STARFIELD
AGE OF EMPIRES
XBOX
MINECRAFT
THE OUTER WORLDS
GEARS OF WAR
Fallout
HALO
The Elder Scrolls
Microsoft Flight Simulator
PSYCHONAUTS

Microsoft + ACTIVISION® | BLIZZARD®

Amy Hood

EVP & CFO, Microsoft

Deal overview

Structure

$95 per share

$68.7 billion enterprise value

All-cash consideration

Expected to close in Fiscal Year 2023

Financial impact

Accretive to non-GAAP EPS upon close*

Capital return program

No change expected to previously announced share buyback program

Financial reporting

Currently expect to report results for Activision Blizzard post-close in our Gaming business

Organizational structure

The Activision Blizzard business will report to Phil Spencer, CEO of Microsoft Gaming

*Non-GAAP excludes expected impact of purchase accounting adjustments as well as integration and transaction-related expenses

Microsoft